                                                                   EXHIBIT 10.11

          [LOGO]                                      SOFTWARE LICENSE AGREEMENT

This Software License Agreement ("Agreement") is made effective as of      ,
1999 ("Effective Date") between:

Quadrant International, Inc. ("QI")  and      ("Licensee")

As of the Effective Date, QI and the Licensee agree as follows:

1.   DEFINITIONS.  For the purposes of this Agreement,
(a) "QI Software" means QI's software DVD player, as more fully defined in Schedule A, and subsequent versions thereof.
(b) "License Fee" means the amount of amounts referred to in Section 4 and set out in Schedule A and payable by Licensee to QI under the terms of this Agreement.
(c)  "Territory" means the geographic area set out in Schedule A.

2. LICENSE. Subject to the terms and conditions of this Agreement, QI grants to Licensee within the Territory the personal, non-exclusive, non-transferable limited license and right, for the term of this Agreement, to reproduce the QI Software and the right to sublicense and distribute to end users who purchase or have purchased computer systems from Licensee copies of the QI Software, pursuant to the End User License Agreement, or a substantially similar form, as set out in Schedule B, to be used in conjunction with Licensee's products. Nothing herein gives Licensee the right to distribute, or to authorize any other entity to distribute, the QI Software as a stand-alone product.

3. TERM. Unless sooner terminated pursuant to Section 15 below, this Agreement shall be effective for a period of one (1) year beginning on the Effective Date, and shall continue thereafter from year to year until either party notifies the other party in writing at least ninety (90) days prior to an anniversary of the Effective Date of its intention not to renew as of such anniversary date.

4. LICENSE FEES - QI SOFTWARE. A License Fee for each and every copy of QI Software is payable on a "Per Copy" basis as provided in the attached Schedule
A. Licensee agrees to pay the applicable License Fee to QI when due. Licensee further acknowledges and agrees that all payments pursuant to this Agreement will be made by Licensee in U.S. dollars. The Per Copy payment method requires Licensee to pay a License Fee on a monthly basis to QI for each and every copy of the QI Software reproduced by Licensee, or provided to Licensee by QI, during a month and which is sold, shipped, or otherwise distributed by Licensee.
Within fifteen (15) days following the end of each month, Licensee will provide QI with a report detailing the numbers of copies reproduced or received by Licensee and payment for the copies specified on the report. QI represents and Licensee acknowledges that DOLBY license fees shall be in addition to the Licensee Fees and shall be in the amount set out on Schedule A. QI further represents and Licensee acknowledges that any license fees assessed during the term of this agreement by DVD Forum, MPEG LA, CSS or other third parties shall be in addition to the Licensee Fees as set forth in Schedule A.

5. PAYMENT TERMS. All License Fees and other amounts payable under this Agreement shall be paid by Licensee to QI promptly when due and without any set-off or deduction. Any late payments by Licensee shall be subject to added interest at a rate of 1 1/2 percent per month that such payments are late.

6. AUDIT. During the term of this Agreement, Licensee agrees to keep all usual and proper records and books of account an all usual and proper entries relating to each and every copy of the QI Software sold, shipped or otherwise distributed to a customer. In order to verify statements issued by Licensee and Licensee's compliance with the terms of this Agreement, QI shall have the right to: (i) audit the financial records of Licensee so as to verify the applicable license fee; and (ii) inspect Licensee's facilities and procedures. The cost of this audit shall be the responsibility of QI unless the audit shows an amount owing to QI of at least five percent (5%) in addition to the amount paid by Licensee, in which event Licensee shall be responsible for the costs of such audit. In no event shall audits be more frequently than semi-annually unless the immediately preceding audit disclosed a discrepancy.

7. TAXES. All fees and all other charges specified in this Agreement are exclusive of all applicable goods and services taxes, provincial sales taxes and any other taxes, including sales or use taxes (collectively called the "Purchase Taxes"). Licensee shall pay all Purchase Taxes (other than taxes on QI's net income), howsoever designated or levied, as a result of the transactions contemplated by this Agreement.

8. OWNERSHIP. The QI Software is licensed, not sold, to Licensee only under the terms of this Agreement. All right, title and interest in and to the QI Software shall at all times remain with QI and its licensors and suppliers, including any and all copyrights, patents, trade secrets, trademarks and other intellectual property and proprietary rights to the QI Software.

9. TRADEMARKS AND TRADENAMES. Licensee shall not remove, alter or obscure any QI trademark, logo or similar identifying mark on the QI Software. Licensee recognizes QI's ownership and title to the trademark "QI", all other trademarks and trade names of QI and the goodwill attaching thereto. If QI, in its sole discretion, determines that any of Licensee's advertising, promotional or other materials are inaccurate or misleading with respect to QI or the QI Software or are inaccurate or misleading with respect to, or otherwise misuse, QI trademarks or trade names, Licensee will, upon notice from QI, promptly change or correct such materials at its own expense.

          [LOGO]                                      SOFTWARE LICENSE AGREEMENT


10. PRODUCT SUPPORT. QI shall be responsible for providing reasonable maintenance and support to Licensee for QI Software consistent with QI's then current customer and product support policies. Licensee agrees that Licensee is solely responsible for any and all support to be provided to end users for QI software.

11.  RESTRICTIONS.

(a) QI represents and Licensee acknowledges that the QI Software contains proprietary and confidential information of QI and constitutes trade secrets of QI (collectively referred to as "Confidential Information") and are protected by copyright, patent, and or trade secret laws and international treaties.
Licensee acknowledges the proprietary rights of QI in and to the QI Software and Licensee agrees not to decompile, reverse engineer or otherwise determine the operation of the products or permit any third party to do so.

(b) Licensee agrees to implement and support a mutually agreed upon Copy Protection mechanism as requested by QI.

(c) Licensee will not and will not authorize any other entity to copy, modify, disclose or transfer to any person all or any part of the QI Software, except as expressly authorized in section 2 of this Agreement.

(d) Licensee will not make the QI Software available for distribution on-line via the Internet or a bulletin board, or by any other electronic means.

(e) Licensee will not knowingly distribute to any customer who infringes QI's proprietary rights in the QI Software.

(f) Licensee represents and warrants that it is a licensee of Macrovision Corporation ("Macrovision") and is permitted under its license agreement with Macrovision to sell and distribute QI software including such functionality.

(g) Licensee represents and warrants that it is a licensee of CSS and is permitted under its license agreement with CSS to sell and distribute QI software including such functionality.

12.  INDEMNIFICATION.

(a) QI agrees to defend Licensee against, and pay the amount of any adverse final judgment (or settlement to which QI consents) resulting from any third party claims alleging that the QI Software as licensed under this Agreement infringes any U.S. patent, copyright, or trade secret. QI's obligation under this section is conditioned on Licensee's agreement that if the QI Software, in QI's opinion, is likely to become the subject of such a claim, Licensee will permit QI, at QI's option and expense, to either procure for Licensee the right to continue marketing and using the allegedly infringing QI Software or replace or modify them so as to become non-infringing. If neither of the foregoing alternatives is available on terms which are reasonable in QI's sole judgement, QI may terminate the license under this Agreement and Licensee shall immediately cease shipping and or distributing copies of the QI Software.

(b) QI shall have no obligation with respect to any claim based upon: (i) Licensee's combination of the QI Software with any other product provided such claim would have been avoided without such combination; (ii) modifications or changes made by Licensee to the QI Software; (iii) use of other than the most current unaltered release of the QI Software; (iv) continued use of the QI Software after Licensee first receives notice or such claim or action; (v) use of the QI Software in a manner for which they were not designed or not according to their specifications; or (vi) a claim of infringement of any essential patents or intellectual property rights related to the MPEGII standard or any other industry standard relating to DVD.

(c) Licensee will, at its expense, defend QI against any claim that the QI Software infringe a patent or copyright of a third party which claim is not subject to indemnification by QI under the above paragraph. Additionally, Licensee will, at its expense defend QI against (a) any claim that arises out of any alleged breach of warranty or representation given by Licensee in this Agreement; (b) any breach of any obligation of Licensee under this Agreement. Licensee will pay resulting costs and damages finally awarded by a court subject to the paragraph below.

(d) To qualify for such defense and payment, the indemnified party must: (i) give the indemnifying party prompt written notice of any such claim; and (ii) allow the indemnifying party to control the defense and cooperate with the indemnifying party in the defense and settlement negotiations.

13.  QI REPRESENTATIONS AND WARRANTIES.

(a) QI represents and warrants to Licensee that it has the requisite power and authority to enter into and carry out the terms of this Agreement.

(b) QI is either the owner of the QI Software and all intellectual property rights therein or has procured all necessary rights and licenses from the owners of such rights to enter into and carry out the terms of this Agreement.

14. DISCLAIMERS. LICENSEE AGREES AND UNDERSTANDS THAT QI SOFTWARE IS PROVIDED "AS IS" AND QI MAKES NO WARRANTIES, PROMISES, CONDITIONS OR UNDERTAKINGS WHATSOEVER, WHETHER EXPRESS, IMPLIED, COLLATERAL OR OTHERWISE, WITH REGARD TO THE QI SOFTWARE, ORANY PARTS THEREOF, OR ANY SERVICES DELIVERED OR INTENDED TO BE DELIVERED UNDER THIS AGREEMENT, AND THAT QI EXPLICITLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY AND OF FITNESS FOR A PARTICUALR PURPOSE AND ALL OTHER WARRANTIES, WHETHER ARISING BY STATUTE, OR OPERATION OF LAW, OR FROM A COURSE OF DEALING, OR USAGE OF TRADE, OR OTHERWISE. FURTHER, QI EXPRESSLY DOES NOT WARRANT THAT THE QI SOFTWARE, OR ANY PARTS THEREOF WILL BE ERROR FREE, WILL OPERATE WITHOUT INTERRUPTION OR WILL BE COMPATIBLE WITH ANY HARDWARE OR SOFTWARE POSSESSED OR TO BE POSSESSED BY LICESNSEE OR ANY END USERS.

15. LIMITATIONS OF LIABILITY. EXCEPT FOR LICENSEE'S BREACH OF SECTION 11(a), NEITHER PARTY WILL BE LIABLE FOR ANY LOSS OF PROFITS, LOSS OF USE, INCIDENTAL, INDIRECT, ECONOMIC, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF ANY BREACH OR FAILURE UNDER THIS AGREEMENT, INCLUDING

          [LOGO]                                      SOFTWARE LICENSE AGREEMENT

16. THOSE ARISING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF ANY INTELLECTURAL PROPERTY RIGHT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. QI's sole and total liability and Licensee's sole remedy for any cause of action shall be limited to the lesser of: (i) payments previously made by Licensee to QI under this Agreement or (ii) one hundred thousand dollars ($100,000).

17. TERMINATION. QI shall have the right to automatically terminate this Agreement and all licenses granted thereunder, immediately upon giving notice to Licensee in the event that Licensee distributes the QI Software in a manner or to a party not permitted hereunder, or if Licensee makes an assignment in bankruptcy, is adjudicated a bankrupt, takes advantage of the insolvency laws of any jurisdiction, makes an assignment for the benefit of creditors, is dissolved, admits in writing its inability to pay debts as they become due, or has a receiver or trustee appointed for its properties. QI may terminate this Agreement upon thirty (30) days notice if Licensee breaches any other provisions of this Agreement and fails to remedy the breach within such thirty (30) day notice period. The following provisions survive termination or expiration of this Agreement: Sections, 5,6,8,9,10,11,13, and 14.

18.  GENERAL CONTRACT PROVISIONS.

(a) Any notice required under this Agreement shall be in writing and shall be sufficiently given if delivered personally, or if transmitted by facsimile with an original signed copy delivered personally within twenty-four hours thereafter, or mailed by prepaid registered post addressed to QI or Licensee at their respective addresses set forth at the beginning of this Agreement or at such other then current address as is specified by notice.

(b) Neither this Agreement nor the license granted hereunder, are transferable by the Licensee and any attempt by the Licensee to assign or transfer any of the rights, duties or obligations hereunder is void.

(c) Both parties are independent contractors. Neither party will have the authority to act for and or bind the other in any way, or to represent that either is responsible for the acts of the other. Nothing herein will be construed as forming a partnership or agency between the parties.

(d) Licensee hereby certifies that none of the QI Software or Improvements are or will be intended for shipment, either directly or indirectly, to any country in respect of which export restrictions or sanctions have been applied by the Government of the United States. Licensee also agrees that it will obtain any and all necessary export licenses.

(e) This agreement and all Schedules shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, and Licensee hereby agrees to submit to the jurisdiction of the courts of the Commonwealth of Pennsylvania notwithstanding any other provision expressed or implied in either the Agreement or the Schedules.

(f) If any part of this Agreement is unenforceable because of any rule of law or public policy, such unenforceable provision shall be severed from this Agreement, and this severance shall not affect the remainder of this Agreement.

(g) Neither party shall be responsible to the other for non-performance or delay in performance occasioned by any cause beyond its control. If any such delay occurs then any applicable time period shall be automatically extended for a period equal to the time lost, provided that the party affected makes reasonable efforts to correct the reason for delay and gives to the other party prompt notice of the delay.


QUADRANT INTERNATIONAL, INC.                  LICENSEE
---------------------------                   --------

By: _______________________________           By: ______________________________

Name: _____________________________           Name: ____________________________

Title: ____________________________           Title: ___________________________

Date: _____________________________           Date: ____________________________

          [LOGO]                                      SOFTWARE LICENSE AGREEMENT

                                 SCHEDULE "A"
                                 ------------

1. QI SOFTWARE (list software to be provided, including version number, if any):

________________________________________________________________________________

________________________________________________________________________________

to operate in conjunction with QI's (list QI's hardware product(s)):

________________________________________________________________________________

________________________________________________________________________________


2.   TERRITORY

The license granted to Licensee is limited to the following geographic territory:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


3.   LICENSE FEES:

Licensee shall pay QI License Fees of       per copy of the QI Software or
Improvement made by Licensee or provided to Licensee by QI under the terms of this Agreement.


4.   MINIMUM LICENSE PAYMENT:

Licensee agrees to purchase during each oneyear period covered by this Agreement
no less than      copies of the QI Software or Improvement made by Licensee or provided to Licensee by QI under the terms of this Agreement.


5.   DOLBY LICENSEE FEES:

Licensee acknowledges that per unit Dolby license fees in the following amount are in addition to the Licensee Fees referred to above:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


6.   OTHER LICENSEE FEES:

          [LOGO]                                      SOFTWARE LICENSE AGREEMENT

Licensee acknowledges that the following per unit license fees in the following amounts are in addition to the Licensee Fees referred to above:

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________


7.   ADDITIONAL PROVISIONS:


________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________



PLEASE READ THIS LICENSE CAREFULLY BEFORE USING THE SOFTWARE. BY USING THE SOFTWARE, YOU ARE AGREEING TO BE BOUND BY THE TERMS OF THIS LICENSE.

1. License. The software accompanying this License (hereinafter "Software"), regardless of the media on which it is distributed, are licensed to you by Quadrant International, Inc. ("QI") for use solely in conjunction with QI hardware products purchased with the Software ("QI Hardware"). You own the medium on which the Software is recorded, but QI and QI's Licensors (referred to collectively as "QI") retain title to the Software and related documentation. You may:

a) use the Software solely in conjunction with the QI Hardware on a single computer;

b) make one copy of the Software in machine-readable form for backup purposes only. You must reproduce on such copy QI's copyright notice and any other proprietary legends that were on the original copy of the Software;

c) transfer all your license rights in the Software provided you must also transfer a copy of this License, the backup copy of the Software, the QI Hardware and the related documentation and provided the other party reads and agrees to accept the terms and conditions of this License. Upon such transfer your license is then terminated.

2. Restrictions. The Software contains copyrighted material, patented material, trade secrets and or other proprietary material. In order to protect them, and except as permitted by applicable legislation, you may not:

a) decompile, reverse engineer, disassemble or otherwise reduce the Software to a human-perceivable form;

b) modify, network, rent, lend, loan, distribute or create derivative works based upon the Software in whole or in part; or

c) electronically transmit the Software from one computer to another or over a network or otherwise transfer the Software except as permitted by this License.

3. Termination. This License is effective until terminated. You may terminate this License at any time by destroying the Software, related documentation and all copies thereof. This License will terminate immediately without notice from QI if you fail to comply with any provision of this License. Upon termination you must destroy the Software, related documentation and all copies thereof.

4. Government End Users. If you are acquiring the Software on behalf of any unit or agency of the United States Government, the following provisions apply. The Government agrees the Software and documentation were developed at private expense and are provided with "RESTRICTED RIGHTS". Use, duplication, or disclosure by the Government is subject to restrictions as set forth in FAR 52.227-14, DFAR 252.227-7013, its successors or applicable agency rights in technical data or computer software. In the event that this License, or any part thereof, is deemed inconsistent with the minimum rights identified in the Restricted Rights provisions, the minimum rights shall prevail.

5. No Other License. No rights or licenses are granted by QI under this License, expressly or by implication, with respect to any proprietary information or patent, copyright, trade secret or other intellectual property right owned or controlled by QI, except as expressly provided.

6. Additional Licenses. DISTRIBUTION OR USE OF THE SOFTWARE WITH AN OPERATING SYSTEM MAY REQUIRE ADDITIONAL LICENSES FROM THE OPERATING SYSTEM VENDOR.

          [LOGO]                                      SOFTWARE LICENSE AGREEMENT

7. Disclaimer of Warranty on Software. You expressly acknowledge and agree that use of the Software is at your sole risk. The Software and related documentation are provided "AS IS" and without warranty of any kind and QI EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS AND IMPLIED, INCLUDING, BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. QI DOES NOT WARRANTY THAT THE FUNCTIONS CONTAINED IN THE SOFTWARE WILL MEET YOUR REQUIREMENTS, OR THAT THE OPERATION OF THE SOFTWARE WILL BE UNINTURRUPTED OR ERROR-FREE, OR THAT DEFECTS IN THE SOFTWARE WILL BE CORRECTED. THE ENTIRE RISK AS TO THE RESULTS AND PERFORMANCE OF THE SOFTWARE IS ASSUMED BY YOU. FURTHERMORE, QI DOES NOT WARRANT OR MAKE ANY REPRESENTATIONS REGARDING THE USE OR THE RESULTS OF THE USE OF THE SOFTWARE OR RELATED DOCUMENTATION IN TERMS OF THEIR CORRECTNESS, ACCURACY, RELIABILITY, CURRENTNESS, OR OTHERWISE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY QI OR QI'S AUTHORIZED REPRESENTATIVE SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF THIS WARRANTY. SHOULD THE SOFTWARE PROVE DEFECTIVE, YOU (AND NOT QI OR QI'S AUTHORIZED REPRESENTATIVE) ASSUME THE ENTIRE COST OF ALL NECESSARY SERVICING, REPAIR OR CORRECTION. THE SOFTWARE IS NOT INTENDED FOR USE IN MEDICAL, LIFE SAVING OR LIFE SUSTAINING APPLICATIONS. SOME JURISDICTIONS DO NOT ALLOW THE EXCLUSION OF IMPLIED WARRANTIES, SO THE ABOVE EXCLUSION MAY NOT APPLY TO YOU.

8. Limitation of Liability. UNDER NO CIRCUMSTANCES INCLUDING NEGLIGENCE, SHALL QI, OR ITS DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS, BE LIABLE TO YOU FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING DAMAGES FOR LOSS OF BUSINESS PROFITS, BUSINESS INTERUPTION, LOSS OF BUSINESS INFORMATION, AND THE LIKE) ARISING OUT OF THE USE, MISUSE OR INABILITY TO USE THE SOFTWARE OR RELATED DOCUMENTATION, BREACH OR DEFAULT, INCLUDING THOSE ARISEING FROM INFRINGEMENT OR ALLEGED INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERY RIGHT, BY QI, EVEN IF QI OR QI'S AUTHORIZED REPRESENTATIVE HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. SOME JURISDICTIONS DO NOT ALLOW THE LIMITATION OR EXCLUSION OF LIABILITY FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES, SO THE ABOVE LIMITATION OR EXCLUSION MAY NOT APPLY TO YOU. QI will not be liable for 1) loss of, or damage to, your records or data or 2) any damages claimed by you based on any third party claim. In no event shall QI's total liability to you for all damages, losses, and causes of action (whether in contract, tort (including negligence) or otherwise) exceed the amount paid by you for the Software.

9. Controlling Law and Severability. This License shall be governed by and construed under the laws of the Commonwealth of Pennsylvania without reference to its conflict of law principles. In the event of any conflicts between foreign law, rules, and regulations, and United States law, rules, and regulations, United States law, rules and regulations shall prevail and govern. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to this License. If for any reason a court of competent jurisdiction finds any provision of this License or portion thereof, to be unenforceable, that provision of the License shall be enforced to the maximum extent permissible so as to effect the intent of the parties, and the remainder of this License shall continue in full force and effect.

10. Complete Agreement. This License constitutes the entire agreement between the parties with respect to the use of the Software and the related documentation, and supersedes all prior or contemporaneous understandings or agreements, written or oral, regarding such subject matter. No amendment to or modification of this License will be binding unless in writing and signed by a duly authorized representative of QI.

                      CONFIRMATION OF MACROVISION LICENSE

Licensee also requests that the QI Software include functionality to enable the display of DVD video via analogue TV out and therefore, Licensee represents and warrants that it is a licensee of Macrovision Corporation ("Macrovision") and is permitted under its license agreement with Macrovision to sell and distribute QI software including such functionality. Licensee will indemnify, defend, and hold QI, its subsidiaries, successors, officers, suppliers, directors and employees harmless from any and all actions, causes of action, claims, demands, costs, liabilities, expenses and damages, including reasonable attorneys' fees, arising out of or in connection with Licensee's failure to obtain or maintain licenses required by Macrovision.

LICENSEE
--------

By:
Name:
Title:
Date: